Provisions	12 Months Ended
Jun. 30, 2021
Provisions
21. Provisions

21. Provisions

The Group is subject to claims, lawsuits and other legal proceedings in the ordinary course of business, including claims from clients where a third party seeks reimbursement or damages. The Group’s responsibility under such claims, lawsuits and legal proceedings cannot be estimated with certainty. From time to time, the status of each major issue is evaluated and its potential financial exposure is assessed. If the potential loss involved in the claim or proceeding is deemed probable and the amount may be reasonably estimated, a liability is recorded. The Group estimates the amount of such liability based on the available information and in accordance with the provisions of the IFRS. If additional information becomes available, the Group will make an evaluation of claims, lawsuits and other outstanding proceeding, and will revise its estimates.

The following table shows the movements in the Group's provisions categorized by type:

	Legal claims (i)	Investments in associates and joint ventures (ii)	Site dismantling and remediation (iii)	Other provisions (v)	Total
June 30, 2019	3,645	13,009	514	3,793	20,961
Additions	706	-	50	-	756
Transfers	(27)	-	-	-	(27)
Incorporated by business combinations	86	-	-	-	86
Share of loss of associates and joint ventures	-	(11,206)	-	-	(11,206)
Used during the year	(1,048)	(1,529)	-	(272)	(2,849)
Inflation adjustment	(120)	-	-	-	(120)
Currency translation adjustment	552	(248)	108	299	711
As of June 30, 2020	3,794	26	672	3,820	8,312
Additions	480	-	28	(111)	397
Transfers	(2)	-	-	-	(2)
Deconsolidation (see Note 4)	(3,093)	-	(653)	(3,349)	(7,095)
Used during the year	(145)	(12)	-	(28)	(185)
Inflation adjustment	(130)	-	-	-	(130)
Transfer to / of assets available for sale	6	-	-	-	6
Currency translation adjustment	(384)	-	(47)	(332)	(763)
As of June 30, 2021	526	14	-	-	540
	06.30.21	06.30.20
Non-current	389	4,643
Current	151	3,669
Total	540	8,312

(i)	Additions and recoveries are included in "Other operating results, net"
(ii)	Corresponds to the equity interest in Puerto Retiro in 2021 and 2020. Additions and recoveries are included in "Share of profit / (loss) of associates and joint ventures".
(iii)

The Group’s companies are required to recognize certain costs related to the dismantling of assets and remediation of sites from the places where such assets are located. The calculation of such expenses is based on the dismantling value for the current year, taking into consideration the best estimate of future changes in prices, inflation, etc. and such costs are capitalized at a risk-free interest rate. Volume projections for retired or built assets are recast based on expected changes from technological rulings and requirements.

Trial and Preventive Seizure - Province of Salta

The contracts with the state company Salta Forestal SA by means of which rural real estate was given in concession to Cresud, the Governor of the Province of Salta has decreed through decrees 815/20, 395/21, 396/21, 397/21 and 398 / 21 reject the hierarchical appeals filed by Cresud against the payment of the royalties made by Salta Forestal SA and, depending on the campaign, by the Ministry of Agrarian Affairs for the 2013/2014, 2014/2015, 2015/2016, 2016/2017 campaigns , 2017/2018, 2018/2019 and 2019/2020 of corn, soybean and / or sorghum crops. In this context, Cresud has initiated the judicial challenge of these decrees and the province of Salta has initiated an executive and freezing lawsuit for the amounts of the controversial fees. To date, embargoes have been filed under the Expte. 726737/20 and in relation to decree 815/20 for the sum of ARS 42 and within the framework of Expte. N ° 739946/21 and in relation to decree 395/21 the sum of ARS 38. In this line and based on the decrees issued by the Government of Salta and according to the information provided by our external advisory lawyers, the contingency is foreseen at closing in the amount of ARS 221.